UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 30, 2004

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                             0-18348                 06-1209796
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4

Item 1.01.        Entry into a Material Definitive Agreement

         On September 30, 2004, BE Aerospace, Inc. entered into an underwriting agreement with Credit Suisse First Boston LLC, UBS Securities LLC, Jefferies Quarterdeck, a division of Jefferies & Company, Inc., and Stephens Inc. related to the public offering of 16,000,000 shares of BE Aerospace, Inc.'s common stock, par value $.01, at a public offering price of $9.00 per share. Delivery of and payment for the shares of common stock pursuant to such underwriting agreement will be made on or about October 6, 2004. The Company also granted the underwriters an option to purchase up to an additional 2,400,000 shares of common stock to cover over-allotments, if any.

Item 8.01         Other Events

         On October 1, 2004, BE Aerospace, Inc. issued a press release announcing the public offering of 16,000,000 shares of common stock at $9.00 per share. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

Item 9.01.        Financial Statements and Exhibits

(a)      None
(b)      None
(c)      Exhibits.


Exhibit No.                   Description of Exhibits
-----------                   -----------------------
 5.1                          Opinion of Shearman & Sterling LLP
99.1                          Press release, dated October 1, 2004, issued by BE
                              Aerospace, Inc. announcing the public offering of 16,000,000 shares of common stock.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BE AEROSPACE, INC.

                                      By:  /s/ Thomas P. McCaffrey
                                      -------------------------------------
                                      Name:  Thomas P. McCaffrey
                                      Title: Corporate Senior Vice President of
                                             Administration and Chief Financial
                                             Officer



Date:    October 1, 2004

                                  EXHIBIT INDEX



Exhibit No.                   Description of Exhibits
-----------                   -----------------------
 5.1                          Opinion of Shearman & Sterling LLP
99.1                          Press release, dated October 1, 2004, issued by BE
                              Aerospace, Inc. announcing the public offering of 16,000,000 shares of common stock.